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								Exhibit 10.1

			   STOCK OPTION AGREEMENT
			(Non-Qualified Stock Option)
			----------------------------

	THIS AGREEMENT is made to be effective as of March 23, 2000, by and between Ohio Casualty Corporation, an Ohio corporation (the "Company"), and the undersigned director of Ohio Casualty Corporation ("Director").

				WITNESSETH:
				----------

	WHEREAS, the Board of Directors (the "Board") has determined that Director should be granted an option to acquire common shares of the Company, upon the terms and conditions set forth in this Agreement, in lieu of being paid any cash annual retainer for the year 2000;

	NOW, THEREFORE, in consideration of the premises, the parties named above make the following agreement, intending to be legally bound thereby:

	1.      Grant of Option.        Subject to adjustment pursuant to
		---------------
Section 3 of this Agreement, the Company hereby grants to Director an option (the "Option") to purchase 15,000 common shares, $.125 par value, of the Company (the "Shares"). The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Anything contained in this Agreement to the contrary not withstanding, the Option may not be exercised for a period of six months from the date of this Agreement.

	2.      Terms and Conditions of the Option.
		----------------------------------
		(a)     Option Price.   The purchase price (the
			------------
"Option Price") to be paid by Director to the Company upon the exercise of the Option shall be $13.125 per Share, subject to adjustment as provided in
Section 3 of this Agreement.

		(b)     Vesting.    Except as otherwise provided in
			-------
this Agreement, the Option shall vest as follows:

			(i)     Subject to Director's continued service
on the Board of Directors (the "Board") of the Company, the Option shall vest and become exercisable with respect to (a) fifty percent (50%) of the Shares on the first anniversary of the effective date of this Agreement and (b) fifty percent (50%) of the Shares on the second anniversary of the effective date of this Agreement. The portion of the Option which has become vested and exercisable pursuant to this Section 2(b) is hereinafter referred to as the "Vested Portion" and the remaining portion shall be the "Unvested Portion".

			(ii) Subject to the six-month holding period requirements of Section 1 of this Agreement, if Director ceases to be a director of the Company because of Director's death, Disability (as defined below) or Retirement (as defined below), any portion of

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the Option which is then not exercisable shall vest and become exercisable upon such termination of service as a director of the Company for the period specified in Section 2(c) below. For purposes of this Agreement, "Disability" means a mental or physical condition which, in the opinion of the Board, renders Director unable or incompetent to carry out the job responsibilities which Director held or the tasks to which Director was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year. For purposes of this Agreement, "Retirement" shall mean the retirement from service on the Board after (A) having attained the age of 65 and (B) having served at least 10 years as a member of the Board.

			(iii)   If Director ceases to be a director of
the Company for any reason other than because of Director's death, Disability or Retirement, the Vested Portion of the Option will be exercisable upon termination of Director's status as a director of the Company for the period specified in Section 2(c) below and the then Unvested Portion of the Option will terminate.

		(c)     Exercise of the Option.    Subject to the
			----------------------
provisions of this Agreement, including the six-month holding period provided in Section 1, Director may exercise all or any part of the Vested Portion of the Option at any time prior to the occurrence of the earliest event listed below:

			(i)     the tenth anniversary of the date of
this Agreement;

			(ii)    twelve months following the date
Director ceases to be a director of the Company because of Director's death, Disability or Retirement; or

			(iii)   three months following the date
Director ceases to be a director of the Company for any reason other than because of Director's death, Disability or Retirement.

		(d)     Method of Exercise.     The Vested Portion of
			------------------
the Option may be exercised by giving written notice of exercise to the Company in care of the Treasurer of the Company stating the number of Shares subject to the Option being purchased. Payment for all such Shares shall be made to the Company at the time the Option is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such Shares also may be made (i) by delivery of common shares of the Company already owned by Director and having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of delivery equal to the Option Price for the Shares purchased, or (ii) by delivery of the combination of cash and already-owned common shares of the Company. The Board may, in its discretion, permit payment of the Option Price of the Shares subject to the Option by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds to pay the Option Price. After payment in full for the Shares purchased under the Option has been made, the Company shall take all such action as is necessary to deliver appropriate share certificates evidencing the Shares purchased upon exercise of the Option as promptly thereafter as is reasonably practicable.

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		(e)     Tax Withholding.        Director will pay to the
			---------------
Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option. Director may instruct the Company to withhold from the Shares issuable upon exercise of the Option that number of Shares having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of exercise equal to the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option.

		(f)     For purposes of this Agreement, "Fair Market
Value" means, on any given date, the closing price of the Company's common shares, as reported on The Nasdaq National Market, or on any securities exchange on which the common shares are listed for such date, or if the Company's common shares were not traded on such date, on the next preceding date on which the Company's common shares were traded.

	3.      Adjustments and Changes in the Shares.
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	The following provisions shall apply to the Option:

		(a)     Generally.      In the event that the outstanding
			---------
common shares of the Company shall be changed into or exchanged for a different kind of shares, other securities or other property of the Company or of another corporation or for cash (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of common shares of the Company shall be increased through the payment of a share dividend, then unless such change results in the termination of the Option, there shall be substituted for or added to each Share subject to the Option, the number and kind of shares, other securities or other property and the amount of cash into which each outstanding common share of the Company shall be changed, or for which each such common share shall be exchanged, or to which the holder of each such common share shall be entitled, as the case may be. The Option shall also be appropriately amended as to the Option Price and other terms as may be necessary to reflect the foregoing events. The number of Shares that will become vested in accordance with Section 2(b) of this Agreement shall be appropriately adjusted to reflect any such change in the outstanding common shares of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of the Company, or of any shares, other securities or other property (including cash) into which such shares shall have been changed, or for which they shall have been exchanged, then if the Board, in its sole discretion, shall determine that such change equitably requires an adjustment in the Option, such adjustment shall be made by the Board in accordance with such determination. Fractional shares resulting from any adjustment in the Option pursuant to this Section 3(a) shall be rounded down to the nearest whole number of shares.

		(b)     Change in Control.      In the event there is a
			-----------------
Change in Control, subject to the six month holding period, the Option shall become immediately exercisable as of the date of the Change in Control, whether or not exercisable under this Agreement. If the Option has been held for less than six months as of the date of the Change in Control, the Option shall be cancelled by the Company without consideration and shall terminate as of the date of the

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Change in Control.  For purposes of this Section 3, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

			(i)     Unless such acquisition shall have
been approved in advance by the Board, the date any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) shall have become the beneficial owner of, or shall have obtained voting control over, twenty percent (20%) or more of the outstanding common shares of the Company.

			(ii)    The date the shareholders of the
Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any common shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of common shares immediately prior to the merger have the same proportionate ownership of common shares of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all the assets of the Company; or

			(iii)   The date there shall have been a
change in a majority of the Board within a twelve (12) month period; provided, however, that any new director whose nomination for election by the Company's shareholders was approved, or who was appointed or elected to the Board, by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve (12) month period shall not be counted in determining whether there has been such a change in a majority of the Board.

		(c)     No Restrictions on Company.     The grant
			--------------------------
of this Option shall not affect in any way the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

	4.      Non-Assignability of Option.    Unless otherwise
		---------------------------
permitted by the Board, the Option shall not be assignable or otherwise transferable by Director except by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of Director except by Director or Director's guardian or legal representative.

	5.      Buy Out of Option Grants.       At any time after
		------------------------
the Option becomes exercisable, the Board shall have the right to elect, in its sole discretion and without the consent of Director, to cancel the Option and pay to Director the excess of the Fair Market Value of the Shares over the Option Price at the date the Board provides written notice (the "Buy Out Notice") of the intention to exercise the right. A buy out pursuant to this
Section 5 shall be completed by the Company as promptly as possible after the date of the Buy Out Notice. Payment of the buy out amount may be made in cash, in common shares of the Company, or partly in cash and partly in common shares as the Board deems advisable. To the extent payment is made in common shares, the number of common shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a common share at the date of the

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Buy Out Notice.  Payment of any such buy out amount shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes.

	6.      Restrictions on Transfers of Shares.      Anything
		-----------------------------------
contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Shares upon any exercise of the Option until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate. The Company may require Director, when exercising the Option, to make such representations and furnish such information as the Company may consider appropriate in connection with the issuance of the Shares in compliance with applicable law.

	Shares issued and delivered upon exercise of the Option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

	7.      Rights of Director as a Shareholder.    Director
		-----------------------------------
shall have no rights as a shareholder of the Company with respect to any Shares of the Company covered by the Option until the date of issuance of a certificate to Director.

	8.      No Right to Continue as a Director.     The grant
		----------------------------------
of the Option shall not confer upon Director any right to continue as a director of the Company nor limit in any way the right of the Company's shareholders to terminate Director's status as a director of the Company at any time.

	9.      Governing Law.    This Agreement shall be governed
		-------------
by and construed in accordance with the laws of the State of Ohio.

	10.     Rights and Remedies Cumulative.      All rights and
		------------------------------
remedies of the Company and of Director enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each may be exercised and enforced concurrently.

	11.     Captions.     The captions contained in this
		--------
Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this agreement.

	12.     Severability.   If any provision of this Agreement
		------------
or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more interpretations, one of

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which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

	13.     Number and Gender.      When used in this Agreement, the
		-----------------
number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

	14.     Entire Agreement.       This Agreement constitutes
		----------------
the entire agreement between the Company and Director with respect to this stock option grant, and this Agreement supersedes all prior agreements between the parties related to this stock option grant. No officer, employee or other servant or agent of the Company, and no servant or agent of Director is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

	15.     Successors and Assigns.     This Agreement shall
		----------------------
inure to the benefit of and be binding upon the successors and assigns (including subsequent, as well as immediate, successors and assigns) of the parties.

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	By signing below, Director accepts this Option subject to all of the terms and provisions set forth in this Agreement. Director hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.


	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


				       COMPANY
				       -------
				       OHIO CASUALTY CORPORATION



				       By:
					   ---------------------------------

				       Title:
					       -----------------------------

				       DIRECTOR:
				       --------


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				       Signature


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				       Name


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				       Street Address


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				       City, State, Zip Code


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				       Social Security Number


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